                                                                   EXHIBIT 10.30

                      WAIVER, CONSENT AND FOURTH AMENDMENT

                                       TO

                           LOAN AND SECURITY AGREEMENT

            This Waiver,  Consent and Fourth  Amendment to the Loan and Security
Agreement dated as of June 10, 2002 (this "AMENDMENT") is entered into as of the
12th day of March, 2004, by and among DEL GLOBAL  TECHNOLOGIES CORP., a New York corporation  ("DEL GLOBAL"),  BERTAN HIGH VOLTAGE CORP., a Delaware  corporation
("BERTAN"),  RFI CORPORATION,  a Delaware  corporation  ("RFI"), and DEL MEDICAL
IMAGING CORP., a Delaware  corporation  ("DEL  MEDICAL")  (each a "BORROWER" and collectively,  the  "Borrowers)  and GENERAL  ELECTRIC  CAPITAL  CORPORATION,  a
Delaware  corporation,  as  successor by  assignment  to  Transamerica  Business
Corporation ("LENDER").

                                   BACKGROUND

            The  Borrowers  and the  Lender are  parties to a Loan and  Security
Agreement  dated as of June 10,  2002 (as  amended,  restated,  supplemented  or otherwise  modified from time to time, the "Loan  Agreement")  pursuant to which the Lender provides the Borrowers with certain financial accommodations.

            The  Borrowers  have  requested  that the Lender  (a) waive  certain
Events  of  Default  that  have  occurred  and are  continuing  under  the  Loan
Agreement,  (b) consent to the incurrence of subordinated  Indebtedness  and the grant of a Lien in the Borrowers'  assets in connection  therewith and (c) amend the  Loan  Agreement  and  the  Lender  is  willing  to do so on the  terms  and conditions hereafter set forth.

            NOW, THEREFORE,  in consideration of any loan or advance or grant of credit  heretofore  or hereafter  made to or for the account of the Borrowers by the  Lender,  and for other good and  valuable  consideration,  the  receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

            1.  DEFINITIONS.  All capitalized terms not otherwise defined herein shall have the meanings  given to them in the Loan  Agreement.

            2.  AMENDMENT  TO LOAN  AGREEMENT.  Subject to  satisfaction  of the conditions  precedent set forth in Section 5 below, the Loan Agreement is hereby amended as follows:

                (i) Section 1.1 of the Loan Agreement is amended as follows:

                    (a) The  following   defined  terms  are  amended  in  their
entirety to provide as follows:

                    "BASE RATE" means the latest rate for 30-day  dealer  placed commercial  paper (which for the purposes hereof shall mean high grade unsecured notes sold through dealers by major corporations in  multiples  of $1,000),  which  normally is  published in the
                "Money  Rates"  section of The Wall  Street  Journal (or if such rate  ceases  to be so  published,  as quoted  from  such  other generally  available and  recognizable  source as the Lender may select).  The Base Rate shall be determined on the last Business
                Day of each calendar  month for  calculation of interest for the following month.

                    "EXPIRATION DATE" means the earlier of (i) December 31, 2004 and (ii) the date of termination of the Lender's  obligations to make Loans or to use its best efforts to cause Letters of Credit to be issued pursuant to the terms hereof.

                    "FIXED CHARGE  COVERAGE  RATIO" means,  for any period,  the ratio of the following for the Borrowers and their  Subsidiaries on a consolidated  basis determined in accordance with GAAP: (a)
                EBITDA for such period less Capital Expenditures for such period
                which  are  not   financed   through  the   incurrence   of  any
                Indebtedness  (excluding  the  Loans)  to  (b)  the  sum  of (i)
                Interest  Expense paid or accrued in respect of any Indebtedness during such period,  plus (ii) regularly  scheduled  payments of principal  paid or that were  required to be paid on Funded Debt
                (excluding the Loans) during such period plus (iii) dividends or other  distributions  paid to  stockholders  during  such period except  for the  dividends  or other  distributions  paid to the minority  stockholders  of  Villa  Sistemi.

                    (b) The  following  defined  terms  are  inserted  in  their appropriate alphabetical order:

                    "EBITDA" means, for any period, the Net Income (Loss) of the
                Borrowers and their  Subsidiaries  on a  consolidated  basis for
                such  period,   plus  Interest  Expense,   income  tax  expense,
                amortization  expense,  depreciation  expense and  extraordinary losses  and minus  extraordinary  gains,  in each  case,  of the
                Borrowers and their  Subsidiaries  on a  consolidated  basis for such period  determined  in  accordance  with GAAP to the extent included in the  determination  of such Net Income  (Loss).  The
                fees  payable  by  Borrowers  in  connection   with  the  Fourth
                Amendment shall be excluded in calculating EBITDA.

                    "FOURTH  AMENDMENT"  means the  Waiver,  Consent  and Fourth
                Amendment to Loan and Security  Agreement  dated as of March __,
                2004 by and among the Lender and the Borrowers.

                    "FOURTH  AMENDMENT  EFFECTIVE  DATE" means the date on which all  of  the  conditions  precedent  set  forth  in  the  Fourth
                Amendment shall have been satisfied.

                    "FUNDED  DEBT" means,  for any Person,  all of such Person's
                Indebtedness  which by the terms of the  agreement  governing or instrument  evidencing such  Indebtedness  matures more than one year from, or is directly or indirectly  renewable or extendible at the option of such Person under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a  period  of more  than  one year  from,  the date of  creation

                thereof,   including  current   maturities  of  long-term  debt,
                revolving credit, and short-term debt extendible beyond one year at the option of such Person.

                    "NET INCOME (LOSS)" means with respect to any Person and for any period,  the  aggregate  net income (or loss) after taxes of such Person for such period, determined in accordance with GAAP.

                    "NET  WORTH"  means  with  respect to any Person and for any period, the net worth of such Person for such period, determined in accordance with GAAP.

                    "PERFORMANCE FEE" shall mean $500,000.

                    "PERFORMANCE  FEE PAYMENT  DATE" shall mean the  earliest to occur  of (i)  the  Expiration  Date  and/or  (ii)  the  date of indefeasible  payment or  repayment  in full of all  outstanding
                Loans  and  all  outstanding  Obligations  (whether  such  final payment or  prepayment  is made  pursuant  to Section 2.4 or any other  provision of this Agreement)  and/or  termination of this
                Agreement.

                    (c) The following defined terms are deleted:

                    "ADJUSTED EARNINGS"

                    "ADJUSTED U.S. EARNINGS"

                    "AVERAGE EXCESS AVAILABILITY"

                    "PRICING INCREMENT"

                    "TANGIBLE NET WORTH"

                (ii) The following  subsection is added after the end of Section
2.2(e):

                    "(f)  Notwithstanding  anything to the contrary contained in this Agreement or any other Loan Document,  following the Fourth
                Amendment  Effective  Date,  the  Borrowers  may not request any
                LIBOR Rate Advances,  convert any Base Rate Advance into a LIBOR
                Rate Advance or maintain  any  Borrowing as a LIBOR Rate Advance at the end of the  Interest  period for such  Borrowing."

                    (iii)  Section 4.1 is amended in its  entirety to provide as follows:

                    "SECTION 4.1.  INTEREST.  Commencing  on March 1, 2004,  the
                Borrowers  shall pay to the  Lender  interest  on the  Advances, payable  monthly in arrears  of the first  Business  Day of each month and on the  Expiration  Date,  at a floating rate equal to the Base  Rate plus  three  and  one-half  percent  (3.50%)  per annum."

                    (iv)  Section  4.6 is amended in its  entirety to provide as follows:

                    "SECTION  4.6.  PERFORMANCE  FEE.  On the  Fourth  Amendment
                Effective Date,  Lender shall have earned the  Performance  Fee.
                The Borrowers  shall pay the Lender the  Performance  Fee on the
                Performance  Fee Payment Date.  Notwithstanding  anything to the contrary in this  Agreement,  the terms of this  Section 4.6, if not fully  complied  with and  indefeasibly  paid in full by the
                Borrowers,  shall  survive  in  full  the  termination  of  this
                Agreement,  any public  offering of  securities of any Borrower, the  Expiration  Date,  an Event of  Default  and/or  payment or prepayment in full of any Loan and/or the  Obligations."

                    (v) The  following  subsection  is  added  after  the end of
Section 7.1(v):

                    "(w) DOD  SETTLEMENT.  No later than September 30, 2004, the
                Lender  shall have  received  evidence  that the  United  States
                Government  and  RFI  have  entered  into a  written  settlement agreement  with  respect to the  investigation  conducted by the
                Department  of Justice of the United States (the "DOJ") into the business  relationship  between the Department of Defense of the
                United States of America ("DOD") and RFI on terms and conditions satisfactory to the Lender including, without limitation, (i) an agreement  by the  DOJ  to end  its  investigation  of RFI  with respect  to  RFI's  business  relationship  with  the DOD and to release any claims with respect  thereto and (ii) the payment by
                RFI to the United  States  Government of an amount not to exceed
                $5,000,000.

                    (vi) The  following  subsection  is added  after  the end of
Section 7.2(w):

                    "(x) EXCESS AVAILABILITY.  At all times, after giving effect to all  Revolving  Credit Loans and all Letters of Credit issued at such  time,  the Excess  Availability  shall not be less than
                $500,000."

                    (vii)  Section 8.1 is amended in its  entirety to provide as follows:

                           "SECTION 8.1.  Intentionally Omitted."

                    (viii)  Section 8.2 is amended in its entirety to provide as follows:

                            "SECTION 8.2.  Intentionally Omitted."

                    (ix)  Section  8.3 is amended in its  entirety to provide as follows:

                          "SECTION 8.3. Intentionally Omitted."

                     (x)  Section  8.4 is amended in its  entirety to provide as follows:

                          "SECTION 8.4. FIXED CHARGE COVERAGE  RATIO.  The Fixed
                    Charge  Coverage  Ratio for any period set forth below shall not be less than the ratio set  forth  below  opposite  such period:

                                                              Minimum Fixed
                            Period                         Charge Coverage Ratio
                            ------                         ---------------------

              February 1, 2004 through April 30, 2004           2.00:1.00

              February 1, 2004 through July 31, 2004            2.00:1.00

              February 1, 2004 through October 31, 2004         1.50:1.00

                    (xi)  Section  8.5 is amended in its  entirety to provide as follows:

                          "SECTION  8.5.  NET WORTH.  The Net Worth of Borrowers
                    and  their  Subsidiaries  as of the last day of each  fiscal month commencing with the fiscal month ending March 31, 2004 shall not be less than $9,500,000."

                    (xii) The addresses for notice to the Lender in Section 11.1 are amended in their entirety to provide as follows:

                          General Electric Capital Corporation
                          201 Merritt 7
                          Norwalk, Connecticut 06856
                          Attention:  Account Manager - Del Global Technologies Corp.
                          Telecopier No.: 203-956-4238
                          Telephone No.: 203-956-4589

            3. CONSENT.  Subject to the satisfaction of the conditions precedent set forth in Section 5 below,  the Lender  agrees that the  Borrowers may obtain financing in an amount not to exceed $5,000,000 (the "SUBORDINATED DEBT") from a financial institution (the "SUBORDINATED LENDER") so long as (a) the proceeds of such  financing  shall be used  solely  to pay all  amounts  owing by RFI to the
United States  Government  under the  settlement  agreement  between RFI and the
United States Government,  (b) the agreements evidencing such Indebtedness shall be in a form and  substance  satisfactory  to Lender  and (c) such  Indebtedness shall be  subordinated  in the right of payment  and  claims,  to the rights and claims  of  Lender  in  respect  of the  Obligations  on  terms  and  conditions satisfactory to the Lender, pursuant to a subordination agreement,  satisfactory in form and substance to Lender. The Borrowers may grant the Subordinated Lender a Lien  in  their  assets  to  secure  the  Subordinated  Debt  so  long  as the
Subordinated  Lender agrees to subordinate its Lien in the Borrowers'  assets to the Lender's Lien in the Borrowers'  assets and agrees that it shall exercise no rights or remedies with respect  thereto  pursuant to an agreement  having terms and conditions satisfactory to the Lender.

            4. WAIVER.  Subject to the satisfaction of the conditions  precedent set forth in  Section 5 below,  the Lender  hereby  waives the Events of Default arising  solely out of the failure by the  Borrowers  to maintain  (a)  Adjusted
Earnings of not less than $4,500,000 for the fiscal period  commencing  February
2, 2003 and ending  January  31,  2004 as  required  by Section  8.1 of the Loan
Agreement, (b) Adjusted U.S. Earnings of not less than $2,775,000 for the fiscal period  commencing  February 2, 2003 and ending  January 31, 2004 as required by
Section 8.2 of the Loan  Agreement,  (c) a Senior Debt Ratio of not greater than

1.50 to 1.00 as of the last day of the fiscal quarter ending January 31, 2004 as required by Section 8.3 of the Loan  Agreement  and (d) a Fixed Charge  Coverage
Ratio of not less than 2.00 to 1.00 for the fiscal period commencing February 2,
2003  and  ending  January  31,  2004 as  required  by  Section  8.4 of the Loan
Agreement.

            5.  CONDITIONS  OF   EFFECTIVENESS.   This  Amendment  shall  become
effective  upon  satisfaction  or waiver in writing by the Lender of each of the following conditions precedent,  each in form and substance  satisfactory to the
Lender:  (a)  the  Lender's  receipt  of this  Amendment  duly  executed  by the
Borrowers and (b) the Lender's receipt of a non-refundable  fee in the amount of
$100,000 and all  reasonable  attorney's  fees incurred in connection  with this
Amendment,  each of which shall be charged to the  Borrowers'  loan account as a
Loan on the date of this Amendment.

            6.  REPRESENTATIONS  AND WARRANTIES.  The Borrowers hereby represent and warrant as follows:

                (a) This Amendment and the Loan  Agreement,  as amended  hereby, constitute  legal,  valid  and  binding  obligations  of the  Borrowers  and are enforceable against the Borrowers in accordance with their respective terms.

                (b) Upon the  effectiveness  of this  Amendment,  the  Borrowers hereby reaffirm all covenants,  representations  and warranties made in the Loan
Agreement to the extent the same are not amended  hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

                (c)  No  Event  of  Default  or  Default  has  occurred  and  is continuing or would exist after giving effect to this Amendment.

                (d) As of the  date  hereof,  the  Borrowers  have  no  defense, counterclaim or offset with respect to the Loan Agreement.

            7. EFFECT ON THE LOAN AGREEMENT.

                (a) Upon the  effectiveness of Section 2 hereof,  each reference in the Loan Agreement to "this Agreement,"  "hereunder,"  "hereof,"  "herein" or words of like import and each  reference in the other Loan Documents to the Loan
Agreement shall mean and be a reference to the Loan Agreement as amended hereby.

                (b) Except as  specifically  amended or waived herein,  the Loan
Agreement,  and all other documents,  instruments and agreements executed and/or delivered in connection  therewith,  shall remain in full force and effect,  and are hereby ratified and confirmed by each of the parties hereto.

                (c)  Except as  specifically  provided  herein,  the  execution, delivery and  effectiveness  of this Amendment  shall not operate as a waiver of any  right,  power or  remedy  of the  Lender,  nor  constitute  a waiver of any provision  of  the  Loan  Agreement,  or any  other  documents,  instruments  or agreements executed and/or delivered under or in connection therewith.

            8. GOVERNING LAW. This Amendment  shall be binding upon and inure to the benefit of the parties  hereto and their  respective  successors and assigns and shall be governed by and construed in accordance  with the internal laws (as opposed to the conflicts of law provisions) of the State of Illinois.

            9. HEADINGS.  Section headings in this Amendment are included herein for  convenience  of  reference  only and  shall not  constitute  a part of this
Amendment for any other purpose.

            10. COUNTERPARTS;  FACSIMILE.  This Amendment may be executed by the parties  hereto in one or more  counterparts,  each of which  shall be deemed an original and all of which when taken together shall  constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

                           [Signature Page to Follow]

            IN WITNESS WHEREOF,  this Amendment has been duly executed as of the day and year first written above.

                                    DEL GLOBAL TECHNOLOGIES CORP.

                                    By: /s/ Thomas Gilboy
                                        -----------------------------
                                       Name:   Thomas Gilboy
                                       Title:  Chief Financial Officer

                                    BERTAN HIGH VOLTAGE CORP.

                                    By: /s/ Thomas Gilboy
                                        -----------------------------
                                       Name:  Thomas Gilboy
                                       Title: Chief Financial Officer

                                    RFI CORPORATION

                                    By: /s/ Thomas Gilboy
                                        -----------------------------
                                       Title: Chief Financial Officer

                                    DEL MEDICAL IMAGING CORP.

                                    By: /s/ Thomas Gilboy
                                        -----------------------------
                                       Title: Chief Financial Officer

                                    GENERAL ELECTRIC CAPITAL
                                    CORPORATION

                                    By:/s/ Jeffrey Zinn
                                       ---------------------------------
                                       Name:  Jeffrey Zinn
                                       Title: Duly Authorized Signatory